Wave Life Sciences Corporate Presentation March 3, 2022 Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

UNLOCKING THE BODY’S OWN ABILITY TO TREAT GENETIC DISEASE realizing a brighter future for patients and families

Building a leading genetic medicines company ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; HD: Huntington’s disease; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency 1stereopure oligonucleotides and novel backbone chemistry modifications Diversified Pipeline CNS: ALS, FTD, HD Muscle: DMD Hepatic diseases: AATD Clinical Expertise Multiple global clinical trials Innovative trial designs Innovative Platform Stereopure oligonucleotides Novel backbone modifications (PN chemistry) Silencing, splicing, and editing modalities Strong and broad IP position1 GMP Manufacturing Internal manufacturing capable of producing oligonucleotides at scale LEVERAGING THE ONGOING genetic revolution Targeting THE TRANSCRIPTOME TO UNLOCK THE BODY’S OWN ABILITY TO TREAT GENETIC DISEASE >6,000 monogenic diseases; vastly more polygenic diseases Increase in genetic testing Biomarkers to assess target engagement early in clinical development Greater understanding of genetic disease and cellular biology Innovations for precise modification of transcriptome, proteome and interactome Many diseases out of reach for traditional medicines

Established regulatory, manufacturing, access and reimbursement pathways Continued progress towards longer dosing intervals while still being reversible and titratable Freely taken up by cells in multiple tissues or compatible with simple ligands – no need for complex delivery vehicles Changes erroneous messages, not erroneous code Strategic focus on intervening at RNA level RNA-targeting therapeutics offer ideal balance of precision, durability, potency, and safety Address underlying genetic drivers of disease Durable effects Defined path to commercialization Simplified delivery

Harnessing the biological machinery in our cells to treat genetic diseases Silencing Splicing RNA Base Editing Degradation of RNA transcripts to turn off protein production Restore RNA transcripts and turn on protein production Efficient editing of RNA bases to restore or modulate protein production Endogenous ADAR enzyme Restored Reading Frame Endogenous RNase H Endogenous AGO2 RISC

Built-for-Purpose Candidates to Optimally Address Disease Biology Silencing | Splicing | RNA Editing DESIGN Unique ability to construct single isomers and control three structural features of oligonucleotides to efficiently engage biological machinery OPTIMIZE Provides the resolution to observe this structural interplay and understand how it impacts key pharmacological properties Sequence Stereochemistry Chemistry Unlocking the body’s own ability to treat genetic disease

Wave publications: Current therapeutics with chiral backbone modifications: Enables rational design and optimization of fully-characterized, single-isomer RNA therapeutics Wave is the leader in rationally designed stereopure oligonucleotides Stereochemistry is a reality of chemically-modified nucleic acid therapeutics Strong and broad IP portfolio and unique ability to manufacture and screen stereopure oligonucleotides siRNA RNA guide strands Antisense oligonucleotides Exon-skipping oligonucleotides PRISM controls stereochemistry throughout drug discovery and development process Chirality matters: affects pharmacology of oligonucleotides in vitro and in vivo 1Jahns et al., NAR, 2021; Hansen, et al. 2021; Funder, Albaek et al. 2020

… … Innovating stereopure backbone chemistry modifications: PN chemistry Chirality None PN backbone Sp PN backbone Rp Chirality … … PS backbone Rp PS backbone Sp Chirality … … PRISM backbone linkages PO: phosphodiester PS: phosphorothioate -O -S N (Rp) (Sp) PO PS PN Negative charge Neutral charge Negative charge Phosphoryl guanidine x-ray structure example

Silencing Potency is enhanced with addition of PN modifications across modalities Improved knockdown Splicing Editing Improved skipping Ranked by potency of reference PS/PO compound Ranked by potency of reference PS/PO compound Improved editing PS/PO/PN PS/PO (Stereopure) PS/PO (Stereorandom) Concentration (mM) % Editing PS/PO reference compound PS/PN modified compound % Skipping Target knockdown (% remaining) Left: Experiment was performed in iPSC-derived neurons in vitro; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a linear model equivalent of the DDCt method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments

Adding PN chemistry modifications to C9orf72-targeting oligonucleotides improved potency in vivo Exposure (µg/g) Exposure (µg/g) Cortex %C9orf72 V3 transcript remaining Target knockdown: Liu, TIDES poster 2021; Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis. Manuscript submitted. Spinal Cord C9orf72-targeting oligonucleotides PS/PO backbone chemistry PS/PO/PN backbone chemistry Improved knockdown Improved tissue exposure

PN chemistry improves distribution to CNS NHPs administered  1x12 mg oligonucleotide or PBS by intrathecal injection/lumbar puncture (IT). CNS tissue evaluated 11 or 29 days after injection (n=6 per group). Oligonucleotide was visualized by ViewRNA (red), and nuclei are counterstained with hematoxylin. Images from day 29.  Cerebral Cortex Cerebellum Striatum Hippocampus Spinal cord PS/PO PS/PO/PN Backbone chemistry Midbrain Distribution of oligonucleotides in non-human primate CNS 1-month post single IT dose Oligonucleotide (red staining)

Single intrathecal dose in NHP leads to substantial and widespread target mRNA reduction throughout the CNS NHPs: Non-human primates; NHPs (n=3) received a single 12 mg IT dose of WVE-005. ASO and mRNA quantified by ELISA and qPCR, respectively. Striatum was evaluated in a separate experiment. CTX cortex; HP hippocampus; CSC cervical spinal cord; LSC lumbar spinal cord; STR striatum; aCSF artificial cerebrospinal fluid Target mRNA expression in NHP following administration of WVE-005 (Day 28) Target mRNA normalized to control (aCSF) CTX HP CSC LSC STR aCSF aCSF  Potential for infrequent IT administration, widespread CNS distribution of PN modified oligonucleotides, and availability of disease biomarkers facilitates development of differentiated CNS portfolio

Choose modality to best address genetic target Rapidly develop clinical candidates in reproducible way Scalable, cost-effective manufacturing Genetic code carried by RNA to predict sequence PRISM platform is continuously improving Continuous definition of design principles deployed across programs Design & optimize PN chemistry Stereochemistry Machine learning Predictive modeling In vivo models Iterative analysis of in vitro and in vivo outcomes Platform improves as learnings from each program are applied Silencing Splicing Editing

Improvements in PRISM primary screen hit rates accelerate drug discovery over time Primary screen hit rates with silencing far above industry standard hit rates Stereorandom Chemistry, PN stereochemistry & machine learning optimization Stereopure Chemistry improvements and PRISM advancement All screens used iPSC-derived neurons; Data pipeline for improved standardization. Hit rate = % of oligonucleotides with target knockdown greater than 50%. Each screen contains >100 oligonucleotides. ML: machine learning (2019) (2020 - current)

Established internal GMP manufacturing for multiple oligonucleotide modalities Strong technical knowhow and operating expertise Established infrastructure State of the art facilities (90,000 sq ft) and expansion space Process and analytical development labs GMP oligonucleotide (API) manufacturing  Established Quality and GMP systems (QA, supply chain, logistics, QC testing) Experienced team led by Sridhar Vaddeboina, PhD (SVP Chemistry, Manufacturing, Controls) Experts in oligonucleotide synthesis (ASOs, DNAs, RNAs, siRNAs) Proven track record scaling complex chemistries; delivered clinical supply for six programs at Wave Scalable to support Wave’s GMP manufacturing needs, as well as potential new partners

THERAPEUTIC AREA / TARGET MODALITY DISCOVERY PRECLINICAL CLINICAL RIGHTS NEUROLOGY Takeda 50:50 option ALS and FTD C9orf72 Takeda 50:50 option Huntington’s disease mHTT SNP3 SCA3 ATXN3 CNS diseases Multiple 100% global DMD Exon 53 100% global HEPATIC AATD – lung and liver disease SERPINA1 100% global Robust portfolio of stereopure, PN-modified oligonucleotides ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3; CNS: Central nervous system; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency Therapeutic modality Silencing Splicing ADAR editing (AIMers) WVE-004 (FOCUS-C9) WVE-003 (SELECT-HD) WVE-N531 NEUROLOGY HEPATIC (GalNAc)

WVE-004 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

C9orf72 repeat expansions: One of the most common genetic causes of ALS and FTD Typically 100’s-1000’s of GGGGCC repeats Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD) Hexanucleotide (G4C2)- repeat expansions in C9orf72 gene are common autosomal dominate cause for ALS and FTD Different manifestations across a clinical spectrum Fatal neurodegenerative disease  Progressive degeneration of motor neurons in brain and spinal cord C9-specific ALS: ~2,000 patients in US Progressive neuronal degeneration in frontal / temporal cortices Personality and behavioral changes, gradual impairment of language skills C9-specific FTD: ~10,000 patients in US Including patients with C9-associated ALS, FTD or both Sources: Balendra et al, EMBO Mol Med, 2017; Brown et al, NEJM, 2017, DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020, Stevens et al, Neurology 1998 Neuro C9orf72

C9orf72 repeat expansions: Mechanisms of cellular toxicity in ALS and FTD C9-ALS and C9-FTD may be caused by multiple factors: Insufficient levels of C9orf72 protein Accumulation of repeat-containing RNA transcripts Accumulation of aberrantly translated DPR proteins Recent evidence suggests lowering C9orf72 protein exacerbates DPR-dependent toxicity Sources: Gitler et al, Brain Research, September 2016. Zhu et al, Nature Neuroscience, May 2020 Targeted by Wave ASOs Neuro C9orf72

C9orf72 protein is important for normal regulation of neuronal function and the immune system WVE-004 targets hexanucleotide repeat containing transcript variants that lead to loss of normal C9orf72 function and production of pathological mRNA products and toxic dipeptide repeat (DPR) proteins Poly-GP is an important DPR transcribed from sense and antisense toxic mRNA transcripts Poly-GP is a sensitive biomarker of target engagement and reductions of mRNA transcripts and other toxic proteins by WVE-004 Neurofilament Light-Chain (NfL) measurements will provide important insight into potential for neuroprotection WVE-004 selectively targets repeat-containing transcripts to address multiple drivers of toxicity Liu et al, Nature Communications, 2021 pre-mRNA variants Pathological mRNA products V1 V2 Mis-spliced V1/V3 Stabilized intron1 V3 Disease-contributing factors RNA foci DPRs GGGGCC expansion Accessible target for variant selectivity Reduced by WVE-004 Repeat-containing transcripts Neuro C9orf72 Variant-selective targeting could address multiple potential drivers of toxicity

* *** ** *** Spinal cord Relative Poly-GP levels (normalized to PBS) Cortex >90% knockdown of Poly-GP DPR protein Two doses of WVE-004 Six months >80% knockdown of Poly-GP DPR protein Relative Poly-GP levels (normalized to PBS) p≤0.0001 Full results presented at the 31st International Symposium on ALS/ MND (December 2020); 2 x 50 ug (day 0, day 7) dosed ICV; DPRs measured by Poly-GP MSD assay. *: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001. DPR: Dipeptide repeat protein Weeks Weeks PBS Poly-GP DPR Oligonucleotide concentration WVE-004: WVE-004: C9orf72 protein unchanged at 6 months ns ug of oligo / g of tissue ug of oligo / g of tissue ns Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 WVE-004 PBS WVE-004 PBS WVE-004 treatment resulted in durable reduction of Poly-GP in spinal cord and cortex after 6 months Preclinical in vivo results: Neuro C9orf72

Day 1-3 15 29 57 85 Dose q PK / Biomarker Samples l l l l l Clinical Evaluations l l l l FOCUS-C9 clinical trial: Dose level and dosing frequency guided by independent committee Dose level and dosing frequency guided by independent committee Single ascending dose Dose Level Cohort 1 Cohort 1 Additional cohorts Proceed to MAD Monthly or less frequent dosing PK / Biomarker samples Clinical evaluations Additional cohorts l l q Safety and tolerability ALSFRS-R CDR-FTDLD FVC HHD Clinical evaluations PolyGP DPR in CSF p75NTRECD in urine NfL in CSF Key biomarkers: PK: pharmacokinetic Multi-ascending dose Adaptive cohorts Neuro C9orf72

WVE-003 Huntington’s Disease

Healthy individual Huntington’s disease mHTT toxic effects lead to neurodegeneration, loss of wtHTT functions may also contribute to HD Wild-type HTT is critical for normal neuronal function Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein Huntington’s disease affects entire brain Monogenic autosomal dominant genetic disease; fully penetrant Characterized by cognitive decline, psychiatric illness, and chorea; fatal disease Stresses wtHTT Stresses wtHTT mHTT + ~50% decrease in wtHTT Healthy CNS function Synaptic dysfunction | Cell death | Neurodegeneration Loss of wtHTT functions Neuro HD

Plays an essential role in the transport of synaptic proteins—including neurotransmitters and receptors—to their correct location at synapses9-12 Promotes neuronal survival by protecting against stress (e.g., excitotoxicity, oxidative stress, toxic mHTT aggregates)1-8 BRAIN CIRCUITS SYNAPSE NEURON CSF circulation Supplies BDNF to the striatum to ensure neuronal survival13-16 Regulates synaptic plasticity, which underlies learning and memory17-22 Plays a critical role in formation and function of cilia—sensory organelles that control the flow of CSF—which are needed to clear catabolites and maintain homeostasis23 HD: Wild-type HTT is a critical protein for important functions in the central nervous system BDNF, brain-derived neurotrophic factor; CSF, cerebrospinal fluid; mHTT, mutant huntingtin protein. Sources: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015 Neuro HD

Target mutant mRNA HTT transcript to reduce mutant HTT protein Preserve wild-type HTT protein reservoir in brain WVE-003: Allele-selective approach to treating HD Wave has the only allele-selective clinical program in Huntington’s disease Only an allele-selective approach is designed to address both toxic gain of function and toxic loss of function drivers of HD Stresses wtHTT mHTT + Reduce Preserve Neuro HD

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models Selectively reduces mHTT mRNA in HD iPSC neurons in vitro Results from ND50036 iPSC-derived medium spiny neurons. Total HTT knockdown quantified by qPCR and normalized to HPRT1. Oligonucleotide or PBS [100 μg ICV injections through cannula on days 1, 3, 5] delivered to BACHD transgenic. Mean ± SD (n=8, *P<0.0332, ***P<0.0002, ****P<0.0001 versus PBS unless otherwise noted). HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline Similar results in cortex Pan-silencing reference compound WVE-003 PBS Weeks *** **** **** **** **** **** Pan-silencing reference compound WVE-003 Percentage HTT mRNA Remaining Durable striatal mHTT knockdown for 12 weeks in  BACHD mouse model Neuro HD Incorporates PN backbone chemistry modifications

WVE-003: In vivo studies support distribution to cortex and striatum in BACHD and NHPs PK: pharmacokinetic PD: pharmacodynamic IC50: the concentration of observed half of the maximal effect mHTT: mutant huntingtin protein NHP: non-human primate Achieved sufficient concentrations of WVE-003 in cortex and striatum for target engagement NHP Anticipated mHTT knockdown in cortex and striatum based on PK-PD modeling Human BACHD mouse model Achieved maximum mHTT knockdown of 70-75% in cortex and striatum with ~50% knockdown persisting for at least 3 months with WVE-003 Clinical starting dose of WVE-003 informed by PK-PD modeling Neuro HD

Day 1-3 15 29 57 85 Dose q PK / Biomarker Samples l l l l l Clinical Evaluations l l l l SELECT-HD clinical trial: Dose level and dosing frequency guided by independent committee Dose level and dosing frequency guided by independent committee Single ascending dose Dose Level Cohort 1 Cohort 1 Additional cohorts Proceed to MAD Monthly or less frequent dosing PK / Biomarker samples Clinical evaluations Additional cohorts l l q Safety and tolerability UHDRS Clinical evaluations mHTT wtHTT NfL Key biomarkers: PK: pharmacokinetic Multi-ascending dose Adaptive cohorts Neuro HD

WVE-N531 Duchenne muscular dystrophy

PN chemistry improved muscle exposure and survival in preclinical mouse models Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 PN boosted muscle concentrations after single dose, which correlated with exon-skipping activity PN PN Treatment with PN-modified molecules led to 100% survival of dKO mice at time of study termination Better tissue exposure 100 75 50 25 0 Survival probability (%) 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) PS/PO/PN, 75 mg/kg bi-weekly PBS PS/PO, 150 mg/kg weekly PS/PO/PN, 150 mg/kg weekly Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] Neuro DMD

PS/PO/PN slicing compound restores respiratory function to wild-type levels in dKO mice Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 Neuro DMD Wild-type dKO / PBS dKO (PS/PO/PN oligonucleotide) **** **** **** ****

PS/PO/PN compound restores muscle function to wild-type levels in dKO mice dKO / PBS (6 week old) dKO PS/PO/PN, QW 150mpk (38-41 week old) Wild-type (6 week old) Specific Force (EDL) Eccentric Contraction (EDL) Mdx/utr-/- mice received weekly subQ 150 mpk dose of PS/PO/PN stereopure oligonucleotide beginning at postnatal day 10. Age-matched mdx/utr-/- littermates were treated with PBS, and wild-type C57BL10 mice were not treated. Electrophysiology to measure specific force and eccentric contraction performed at Oxford University based on Goyenvalle et al., 2010 Mol Therapy 18(1), 198-205. Neuro DMD

WVE-N531: First splicing candidate to use PN chemistry Duchenne muscular dystrophy Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function. Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established. Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide. Western Blot normalized to primary healthy human myoblast lysate Dystrophin protein restoration of up to 71% in vitro Neuro DMD

WVE-N531: PN chemistry enhances muscle  distribution and exon-skipping in NHPs Non-human primates (NHPs) received 6 x weekly IV infusions of PBS or 3, 7, or 25 mg WVE-N531 (n=2 per dose); necropsied on day 38. Exon 53 skipping quantified by RT-PCR; W, week; HED: Human equivalent dose WVE-N531 leads to exon-skipping in NHPs at doses significantly lower than suvodirsen 6 weekly doses of 3 mg/kg Neuro DMD Healthy NHPs have normal levels of dystrophin, but target engagement can be assessed by detection of skipped transcript Plasma and tissue concentrations of WVE-N531 (PS/PO/PN) significantly higher than suvodirsen (1st-gen PS/PO) in multiple NHP studies Substantially higher muscle concentrations (including heart and diaphragm) as compared to suvodirsen Higher plasma Cmax, AUC and Ctrough

WVE-N531 plasma concentrations at starting dose significantly improved over suvodirsen WVE-N531 is designed with PN chemistry backbone modifications. Suvodirsen (first-generation Exon 51 candidate) did not include PN chemistry. NHP: non-human primates; AUC: Area under curve; Cmax: Maximum plasma concentration WVE-N531 Phase 1b/2a open-label clinical trial starting dose Dose escalation is ongoing WVE-N531 plasma half-life estimated to be >1 week (vs. less than 24 hours for suvodirsen) WVE-N531 (PN chemistry) fold increase over suvodirsen at the same dose level Plasma: Cmax ~2.5x AUC ~4x Muscle: Patient muscle biopsies expected in 2022 Neuro DMD Increase in plasma concentrations with single dose

Cohort expansion to be guided by assessment of muscle biopsies: (drug distribution in muscle and biomarkers) Dose escalation ongoing in clinical trial of WVE-N531 Open-label clinical trial of boys with DMD amenable to exon 53 skipping Dose level and dosing frequency guided by tolerability and plasma PK DMD: Duchenne muscular dystrophy Neuro DMD Ascending intra-patient doses of WVE-N531 Up to 4 dose levels (administered ≥4 weeks apart) evaluated to select dose level for multidose Up to 3 additional doses given every-other-week at selected dose level, followed by muscle biopsy Additional patients enrolled and dosed every other week at selected dose level Up to 7 total doses to be given followed by a minimum 8-week safety monitoring period Powered to evaluate change in dystrophin expression Clinical data, including muscle biopsies, expected in 2022 Initial cohort Possible cohort expansion (up to 15 boys)

AIMers RNA base editing capability

Unlocking RNA editing with PRISM platform to develop AIMers: A-to-I editing oligonucleotides ADAR enzymes Catalyze conversion of A-to-I (G) in double-stranded RNA substrates A-to-I (G) edits are one of the most common post-transcriptional modifications ADAR1 is ubiquitously expressed across tissues, including liver and CNS Endogenous enzymes Free-uptake of chemically modified oligonucleotides First publication (1995) using oligonucleotide to edit RNA with endogenous ADAR1 Wave goal: Expand toolkit to include editing by unlocking ADAR with PRISM oligonucleotides AIMer: Wave’s A-to-I editing oligonucleotides ADAR RNase H AGO2 Spliceosome Learnings from biological concepts Applied to ASO structural concepts Applied PRISM chemistry 1Woolf et al., PNAS Vol. 92, pp. 8298-8302, 1995 AIMers

AIMers: Realizing potential of therapeutic RNA editing by harnessing endogenous ADAR Solved for key therapeutic attributes for potential best-in-class RNA editing therapeutics Efficient ADAR recruitment AIMer design principles SAR developed to design AIMers for different targets Systematized AIMer design enables rapid advancement of new targets Strong and broad IP in chemical and backbone modifications, stereochemistry patterns, novel and proprietary nucleosides Potent and specific editing in vivo Efficient ADAR recruitment Stability Delivery and intracellular trafficking Beyond liver Decade of investment and learnings to improve stability of single-stranded RNAs GalNAc compatible for targeted liver delivery Endosomal escape and nuclear uptake AIMer design also works for delivery to CNS and other tissue types Potential for infrequent dosing Subcutaneous dosing IT, IVT, systemic dosing AIMers

Opportunity for novel and innovative AIMer therapeutics SNP: single nucleotide polymorphism A: Adenosine I: Inosine G: Guanosine 1ClinVar database 2Gaudeli NM et al. Nature (2017) 3Keeling KM et al., Madame Curie Bioscience Database 2000-2013 4Luck, K et al. Nature (2020) 5Prasad, TSK et al. Nucleic Acids Research (2009) 6Huang, K et al. Nucleic Acids Research (2016) Correct driver mutations with AIMers AATD Rett syndrome Recessive or dominant genetically defined diseases Examples >32,000 pathogenic human SNPs2; Tens of thousands of potential amenable disease variants1 ~12% of all reported disease-causing mutations are single point mutations that result in a premature stop codon3 Initial focus on correcting driver mutations of genetic hepatic diseases with clinically-proven GalNAc-mediated delivery Upregulate expression Modify function Modulate protein- protein interaction Post-translational modification Alter folding or processing Restore or correct protein function Cardiometabolic Oncology Immunology Neurological disorders Examples Modulate protein interactions with AIMers Large patient populations Human Reference Interactome documents >50K protein-protein interactions involving >8K proteins4 >90K Post-translational modifications across ~30K proteins mapped,5 thousands associated with disease6 AIMers

Data from independent experiments; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing Stereochemistry and PN chemistry enhance potency and editing efficiency of AIMers ACTB editing in primary human hepatocytes using GalNAc-mediated uptake AIMer chemistry AIMers

Levels of endogenous ADAR enzyme are not rate limiting for editing Percentage A-to-I editing detected on the indicated transcripts in presence of 20 nM each of a single (Isolated) or multiple (Multiplex) AIMers after transfection of primary human hepatocytes (left). Data are presented as mean ± SEM, n=3. P values as determine by two-tailed Welch’s t-test are indicated. NTC non-targeting control. Manuscript submitted. Endogenous ADAR enzyme supports editing on multiple independent targets Editing efficiency comparable even when additional AIMers targeting different sequences are added, suggesting there is a more than sufficient reservoir of ADAR enzyme Single AIMer Multiple AIMers targeting different sequences “multiplex” ns ns AIMers

XAX NNN AIMer mRNA target Sequence space is defined >300 unique AIMers tested containing different base pair combinations Identified base modification combinations with high editing efficiency to optimize sequence Optimization of every dimension to inform future rational design of AIMers Motif on target Motif on AIMer Learnings inform design principles deployed across future targets Example: Sequence is one of multiple dimensions for optimization Heat map for sequence impact on SAR AIMers

Stability of AIMers enables durable and specific editing out to Day 50 in liver of NHPs Manuscript in press. Left: AIMer PK C: 5mg/kg SC: Day 1,2,3,4,5; Liver biopsy; Right: Dosed 1um AIMer, 48 hrs later RNA collected, RNAseq conducted using strand-specific libraries to quantify on / off-target editing; plotted circles represent sites with LOD>3. NHP: non-human primate; ACTB: Beta-actin AIMers detected in liver of NHP at Day 50 (PK) ADAR editing with ACTB AIMer is highly specific ACTB Confidence (LOD score) % Editing RNA editing within full transcriptome (primary human hepatocytes) Substantial and durable editing in NHP liver in vivo (PD)  Day 50 RNA editing in NHP RNA editing only detected at editing site in ACTB transcript GalNAc AIMers GalNAc AIMers AIMers

Substantial in vivo RNA editing out to at least 4 months post-single dose in CNS tissues Transgenic huADAR mice administered 100 mg AIMer or PBS on day 0 and evaluated for UGP2 editing across CNS tissues at 1, 4, 8, 12, and 16-weeks post dose. Percentage UGP2 editing determined by Sanger sequencing. Stats: 2-way ANOVA compared to PBS (n=5 per time point per treatment) *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001. ICV intracerebroventricular; PBS phosphate buffered saline AIMers

RNA editing of nonsense mutation found in MECP2 (Rett Syndrome) restores functional protein  293T cells transfected with both nonsense mutation on MECP2 (GFP-fusion construct) and ADAR plasmids. AIMers transfected for 48h prior to RNA extraction and sequencing. Percentage editing determined by Sanger sequencing. Left: Single dose (25nM) treatment Middle: Full dose response curve (25nM, 5-fold dilution, 48h treatment) in presence or absence of hADAR Right: Western blot for MECP2 protein. Three biological replicates, NTC AIMer, mock and naïve 293T cells probed for fusion protein. in vitro ADAR editing of over 60% targeting MECP2 disease transcript Full length MECP2 protein is expressed following ADAR editing Loading Control Endogenous MECP2 ADAR Edited MECP2 Mock Naive NTC Ladder Dose-dependent RNA editing of MECP2 mutation with PS/PN AIMer Control (no hADAR) PS/PN AIMer … CGA… wild type protein … TGA… premature stop codon … TGG… restored protein Normal: Rett Syndrome: ADAR editing: Variant base ADAR editing site Nonsense mutations found in Rett Syndrome can occur in multiple locations on RNA transcript: PN chemistry improved editing efficiency in vitro Dosed with hADAR AIMers

Achieving productive editing in multiple NHP tissues with unconjugated systemic AIMer delivery NHP study demonstrated productive editing in kidney, liver, lung and heart with single subcutaneous dose PBS ACTB AIMer GalNAc-conjugated (Targeted - subcutaneous) Unconjugated (Local – IVT, IT) Unconjugated (Systemic) Editing in NHP 1-week post-single dose SC administration Kidney Liver Lung Heart NHP: non-human primate; ACTB: Beta-actin Dose: 50 mg/kg SC on Day 1 Necropsy for mRNA (ACTB Editing) Day 8 AIMers

AIMers in retina at 4 weeks ADAR editing: Up to 50% editing in vivo in posterior of eye one month post-single IVT dose Mice received a single IVT injection (10 or 50 ug AIMer), and eyes were collected for RNA analysis and histology 1 or 4 weeks later.  Left: editing evaluated by Sanger sequencing, and % RNA editing calculated with EditR. Right: FFPE and RNA scope assay specific for AIMer, red = oligo, blue = nuclei. Posterior region: retina, choroid, sclera.  PBS 10 ug 50 ug AIMers

Achieving productive editing in multiple immune cell types with AIMers in vitro Human peripheral blood mononuclear cell (PBMC) CD4+ T-cell CD19 B-cell CD14 Monocytes Tregs T-cell CD8+ T-cell NK NK-cell Human PBMCs dosed with 10 uM ACTB AIMers, under activating conditions (PHA). After 4 days, different cell types isolated, quantitated for editing %. ACTB: Beta-actin; Two-way ANOVA followed by post hoc comparison per cell line. P values were Bonferroni-corrected for multiple hypotheses ACTB AIMer Mock Activate (PHA) à Dose à Sort ***** ***** ***** ***** ***** ***** AIMers

Expanding addressable disease target space using ADAR editing to modulate proteins Correction Protein- protein interaction Upregulation Processing Folding (stability) Post-translational modification ADAR editing of mRNA Restore or modify protein function  Impact diseases Examples: Familial epilepsies Neuropathic pain Neuromuscular disorders Dementias Haploinsufficient diseases Loss of function I(G) AIMers

Nrf2 activated genes {A:B:C:D} ADAR to modify protein-protein interactions ADAR modified pathway KEAP1 ADAR editing to change one amino acid in KEAP1 or Nrf2 could allow for stabilization of Nrf2 and activation of Nrf2 mediated gene transcription Nrf2 Nrf2 is stabilized Nrf2 translocates to nucleus and activates gene expression ADAR editing sites Basal conditions Nrf2 is degraded Nrf2-mediated gene transcription program Nrf2 KEAP1 KEAP1 binds Nrf2, targeting Nrf2 for proteosomal degradation and repressing Nrf2 mediated gene transcription Transcription is repressed AIMers

Nrf2 mediated gene transcription {A:B:C:D} ADAR editing activates multiple genes confirming disrupted protein-protein interaction in vitro KEAP1 Nrf2 ADAR editing of either KEAP1 or Nrf2 directs gene activation NQO1/mRNA-A Fold increase over control Control Control Fold increase over control Fold increase over control Fold increase over control SLC7a11/mRNA-B SRGN/mRNA-D HMOX1/mRNA-C Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Control Control AIMer 4 AIMer 2 AIMer 3 AIMer 13 AIMer 12 AIMer 11 AIMer 10 AIMer 1 Gene expression quantified by PCR (n=2) AIMers

Alpha-1 antitrypsin deficiency

3) Retain M-AAT physiological regulation 2) Reduce Z-AAT protein aggregation in liver RNA editing is uniquely suited to address the therapeutic goals for AATD M-AAT reaches lungs to protect from proteases M-AAT secretion into bloodstream AAT: Alpha-1 antitrypsin; Sources: Strnad 2020; Blanco 2017; Remih 2021 Wave ADAR editing approach addresses all goals of treatment: PI*MM Normal PI*MZ Low PI*SZ PI*ZZ High (lung + liver) Null (no AAT) Highest risk (lung) Risk of disease Wild-type M-AAT protein replaces Z-AAT with RNA correction Z-AAT 1) Restore circulating, functional wild-type M-AAT ~200K people in US and EU with mutation in SERPINA1 Z allele (PI*ZZ) Current protein augmentation addresses only lung manifestations siRNA approaches only address the liver disease Alternative approaches address only a subset of treatment goals: Small molecule approaches may address the lung and liver but do not generate wildtype M-AAT AATD

RNA editing only detected at PiZ mutation site in SERPINA1 transcript (mouse liver) RNA editing within transcriptome (mouse liver) ADAR editing is highly specific; no bystander editing observed on SERPINA1 transcript SERPINA1 (PiZ mutation site) % Editing Dose 3 x 10mg/kg days (0, 2, 4) SC. Liver biopsies day 7. RNAseq, To quantify on-target SERPINA1 editing reads mapped to human SERPINA1, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4); Analyst and Investor Research Webcast September 28, 2021 Coverage Coverage Editing site (PiZ mutation) PBS SA1-4 AIMer C 0% T 100% C 48.2% T 51.8% AATD

PBS Week Preclinical AIMer treatment results in circulating AAT protein levels well above anticipated therapeutic threshold AIMers (SA1-5) administered in huADAR/SERPINA1 mice (8 – 10 weeks old) Left : Total AAT protein quantified by ELISA. Right: Liver biopsies collected at week 19 (one week after last dose) and SERPINA1 editing was quantified by Sanger sequencing ~5-fold increase in AAT protein % SERPINA1 editing (Mean, SEM) 10 mg/kg AIMer dose ~70% wild-type, M-AAT protein in serum with GalNAc-AIMer treatment ~60% RNA editing with GalNAc-AIMer treatment GalNAc-AIMer treatment bi-weekly results in serum AAT protein levels >11 uM at week 19 in transgenic mice 11uM 18.5 uM AIMer Serum AAT protein (µg/ml) (Mean, SEM) AIMer AIMer AATD

Histological analysis indicates reduction of liver aggregates at 19 weeks with AIMer treatment PBS AIMer treatment (SA1-5) Preliminary histological analysis of transgenic mouse liver aggregates (Week 19) PAS-D, 4X PAS-D, 40X AAT Polymer, 40X Representative images from liver biopsies stained with PAS-D (top, middle) or AAT-polymer specific antibody (bottom) AATD

GalNAc-AIMers are uniquely suited to address the key treatment goals for AATD https://www.labiotech.eu AIMers RNAi AAT augmentation therapy Restore circulating functional wild-type AAT ü ü Reduce Z-AAT protein aggregation in liver ü ü Retain M-AAT physiological regulation ü Recruit endogenous ADAR enzyme to edit SERPINA1 Z mRNA with high specificity Restore circulating, functional M-AAT protein above expected therapeutic threshold (11 mM) Reduce Z-AAT protein aggregation in liver Expect to select an AATD AIMer development candidate and initiate IND-enabling toxicology studies in 3Q 2022 AATD

Wave’s discovery and drug development platform

PRISM enables optimal placement of backbone stereochemistry Crystal structure confirms phosphate-binding pocket of RNase H binds 3’-SSR-5’ motif in stereopure oligonucleotide – supports design strategy for Wave oligonucleotides ASO/RNA duplex Yellow spheres represent ‘S’ atoms Phosphate binding pocket RNA cleavage site Target RNA Stereopure Oligonucleotide (C9orf72 compound) RNase H + +

Importance of controlling stereochemistry (Rp) (Sp) Top view Side view Yellow spheres represent ‘S’ atomsPS: Phosphorothioate Number of PS linkages in oligonucleotide backbone No. diastereomers 80T 60T 40T 20T 30B 22M 12M 2M 1M 500K 0 0 10 20 30 40 50 Antisense, exon skipping, ssRNAi ADAR oligonucleotide CRISPR guide Stereochemical diversity Exponential diversity arises from uncontrolled stereochemistry

Rational design to achieve target engagement and preclinical tolerability Isomer 1 Isomer 2 ns Stereoisomers have similar pharmacodynamic effects in vivo Changing backbone stereochemistry leads to different tolerability profiles in vivo Same sequence, but different backbone stereochemistry Unconjugated oligonucleotide administered ICV Isomer 2 Left: In a target engagement study, 7 mice administered 2 x 50 ug oligonucleotide or PBS by ICV on days 0 and 7. Tissue collected on day 14. Target mRNA normalized to Tubb3 and plotted relative to PBS. Data presented as mean ± SD (n=7). Stats: One-way ANOVA ns not significant, PBS phosphate buffered saline. Right: wt mouse tolerability study, n=4 administered 100 ug oligonucleotide or PBS by ICV on day 0 and monitored for 8 weeks. Percentage Body Weight Change CNS target knockdown in vivo Isomer 1 PBS PBS Isomer 1 Isomer 2 Isomer 3 Isomer 3 Isomer 3

*** **** Single dose (3 mg/kg) PRISM PN siRNA loaded in RISC is significantly greater than Adv. ESC siRNA PBS PRISM PN siRNA led to unprecedented silencing as compared to state-of-art >3 months after single dose Adv. ESC siRNA (stereorandom) PRISM PN siRNA (stereopure) ~80% silencing HSD17B13 mRNA in vivo with GalNAc-conjugated PRISM PN siRNA 14 weeks post single dose Better silencing % HSD17B13 mRNA remaining 10-fold 3-fold 65-fold ** ** ** (Left) Proprietary human transgenic mouse model, Post hoc tests derived from Linear Mixed Effects Model with Random subject effects; (Right) ** P<0.01, 2-way ANOVA PRISM PN siRNA (stereopure) Adv. ESC siRNA (stereorandom)

Upcoming milestones

Data generated in 2022 expected to inform future opportunities and unlock value Success with any current program validates platform and unlocks modalities and tissues Silencing CNS (Intrathecal) Splicing Muscle (IV) ADAR editing Targeted delivery Liver (Subcutaneous) WVE-004 C9orf72 ALS & FTD Clinical data to enable decision making in 2022 WVE-003 HD SNP3 Clinical data to enable decision making in 2022 WVE-N531 DMD Exon 53 Clinical data to enable decision making in 2022 AIMer AATD SERPINA1 Select an AATD AIMer development candidate and initiate IND-enabling toxicology studies in 3Q 2022

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827